Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 1998-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-B and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
 /s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) February 27, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                      (Depositor)
                    (Exact name of registrant as specified in its charter)


                                     on behalf of


                              BCMSC Trust Series 1998-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                  Page 1 of 9
                         Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Class A Certificates of the BCMSC Trust Series 1998-B on February 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1.Distribution Date Statement relating to interest and principal distributions made on February 15, 2002 on the Series 1998-B Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Dated: February 27, 2002

I.   ORIGINAL DEAL PARAMETERS

     (A)Initial Pool Principal Balance                                                        $ 300,623,237.84
     (B)Initial Certificates Principal Balance                                                $ 294,610,000.00
        (i)  Initial Class A-1  Certificate Principal Balance     $ 226,969,000.00
                                Certificate Amount Percentage                                       75.50%
                                Certificate Pass-through Rate                                        6.53%
        (ii) Initial Class A-2  Certificate Principal Balance                 $ -
                                Certificate Amount Percentage                                        0.00%
                                Certificate Pass-through Rate                                        0.00%
        (iii)Initial Class A-3  Certificate Principal Balance                 $ -
                                Certificate Amount Percentage                                        0.00%
                                Certificate Pass-through Rate                                        0.00%
        (iv) Initial Class A-4  Certificate Principal Balance                 $ -
                                Certificate Amount Percentage                                        0.00%
                                Certificate Pass-through Rate                                        0.00%
        (v)  Initial Class M-1  Certificate Principal Balance     $ 24,050,000.00
                                Certificate Amount Percentage                                        8.00%
                                Certificate Pass-through Rate                                        6.81%
        (vi) Initial Class M-2  Certificate Principal Balance     $ 15,031,000.00
                                Certificate Amount Percentage                                        5.00%
                                Certificate Pass-through Rate                                        7.31%
        (vii)Initial Class B-1  Certificate Principal Balance     $ 16,535,000.00
                                Certificate Amount Percentage                                        5.50%
                                Certificate Pass-through Rate                                        7.76%
        (viiiInitial Class B-2  Certificate Principal Balance     $ 12,025,000.00
                                Certificate Amount Percentage                                        4.00%
                                Certificate Pass-through Rate                                        8.72%

     (C)Initial Weighted Average Coupon (WAC)                                                       10.22%
     (D)Initial Weighted Average Original Maturity (WAOM)                                           313.00 months
     (E)Initial Weighted Average Remaining Maturity (WAM)                                           311.00 months
     (F)Initial Number of Receivables                                                                8,979
     (G)Servicing Fee Rate                                                                           1.00%
     (H)Credit Enhancement
        (i)  Reserve Fund Initial Deposit Percentage                                                 0.00%
        (ii) Reserve Fund Target %                                                                   1.25%
        (iii)Target Overcollateralization Percentage Prior to Crossover Date                         2.00%
        (iv) Target Overcollateralization Percentage After Crossover Date                            4.50%
        (v)  Target Overcollateralization Floor                                                      7.88%
        (vi) Target Credit Enhancement % Prior to Crossover Date                                     4.50%
        (vii)Target Credit Enhancement % After Crossover Date                                        7.88%
        (viiiTarget Credit Enhancement Floor                                                         1.25%
        (ix) Target Credit Enhancement Amount                                                 $13,528,045.70
     (I)Crossover Date Tests
             Earliest Crossover Date                                                              Feb-2003
             Percent of Initial Suboridnation Percentage                                           193.00%
     (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                         0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)Beginning Pool Schedule Balance                                                       $ 212,128,643.51
     (B)Beginning Pool Factor                                                                   70.562956%
     (C)Ending Pool Schedule Balance                                                          $ 208,315,829.27
     (D)Ending Pool Factor                                                                      69.294653%
     (E)Ending Total Certificate Balance (after Current Distributions)                        $ 206,642,909.14
     (F)Current Overcollateralization Amount (after Current Distributions)                    $ 1,672,920.13
     (G)Weighted Average Coupon (WAC)                                                               10.12%
     (H)Weighted Average Remaining Maturity (WAM)                                                   275.57 months
     (I)Ending Number of Receivables                                                                 6,441


III. COLLECTION CALCULATIONS

     (A)Interest

        (i)  Scheduled Interest Collections during Current Period                             1,498,122.84
        (ii) Paid Ahead Interest Collections applied to Current Period                           30,439.80
        (iii)Net Servicer Advance                                                               172,454.33
        (iv) Liquidation Proceeds Attributable to Interest                                      107,299.01
        (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)             -
        (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                     0.00
        (vii)Recoveries on Previously Liquidated Contracts                                               -
                                                                                              -------------
                                                                                              -------------
        (viiiTotal Interest Amount Available for Distribution                                 1,808,315.98

     (B)Principal

        (i)  Scheduled Principal Collections                                                    205,230.90
        (ii) Full and Partial Principal Prepayments                                             253,677.54
        (iii)Paid Ahead Principal Collections Applied to Current Period                           5,297.72
        (iv) Net Servicer Advance                                                                25,969.84
        (v)  Liquidation Proceeds Attributable to Principal                                     668,163.23
        (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)             0.00
        (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                        0.00
        (viiiOther Principal Amounts                                                                  0.00
                                                                                              -------------
                                                                                              -------------
        (ix) Total Principal Amount Available for Distribution                                1,158,339.23


IV.  DISTRIBUTION CALCULATIONS

     (A)     Total Interest Available for Distribution                                        1,808,315.98
     (B)     Total Principal Available for Distribution                                       1,158,339.23
     (C)     Reserve Fund Draw Amount Required                                                        0.00
     (D)     Draw on Letter of Credit for Interest Distribution                                       0.00
             Less:
             Monthly Servicing Fee                                                              176,773.87
             Reimbursement to Servicer for Liquidation Expense                                  293,979.47
             Late Payment Fees, Extension Fees and Other Permitted Fees                               0.00
             Other Permitted Withdrawals from Certificate Account                                     0.00
                                                                                              -------------
                                                                                              -------------
             Available Distribution Amount                                                    2,495,901.87

             Interest Accrual Period                                                                    30 days

             Total Interest Amount Due                                                        1,185,886.32
             Total Interest Distribution Amount                                               1,185,886.32

             Amount Available for Principal Distribution Amount                               1,310,015.56

             Total Principal Amount Available for Distribution                                1,158,339.23
             Principal Loss on Liquidated Assets                                              2,654,475.01
             Principal Distribution Shortfall Carryover Amount                                        0.00
             Overcollaterallization Writedown Amount                                          2,502,798.68
             Overcollaterallization Reduction Amount                                                  0.00
             Accelerated Principal Distribution Amount for Current Period                             0.00
                                                                                              -------------
                                                                                              -------------
             Total Principal Amount to be Distributed                                         1,310,015.56

             Draw on Letter of Credit for Principal Distribution                                      0.00
             Excess Interest                                                                          0.00
             Reserve Account Deposit                                                                  0.00
             Reserve Account Release                                                                  0.00
             Class X Distribution Amount                                                              0.00
             Class R Distribution Amount                                                              0.00


V.   SERVICER ADVANCE

     (A)Interest
        (i)       Beginning Advance                                                           8,100,702.74
        (ii)      Monthly Servicer Advance (Reimbursement)                                      172,454.33
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                      8,273,157.07

     (B)Principal
        (i)       Beginning Advance                                                             537,916.51
        (ii)      Monthly Servicer Advance (Reimbursement)                                       25,969.84
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                        563,886.35

     (C)Total Servicer Advance
        (i)       Beginning Advance                                                           8,638,619.25
        (ii)      Monthly Servicer Advance (Reimbursement)                                      198,424.17
                                                                                              -------------
                                                                                              -------------
        (iii)     Ending Advance Balance                                                      8,837,043.42

VI.  CREDIT ENHANCEMENT

     (A)Overcollateralization

        (I)  Target Overcollaterallization Amount                                            13,528,045.70
        (ii) Beginning Balance                                                                4,175,718.82
        (iii)Write Down for Certificate Distributions                                         2,502,798.68
        (iv) Overcollaterallization Addition Amount                                                   0.00
        (v)  Overcollaterallization Reduction Amount                                                  0.00
        (vi) Ending Balance                                                                   1,672,920.13

     (B)Reserve Fund (if applicable)

        (i)  Required Reserve Fund Balance                                                            0.00
        (ii) Beginning Reserve Fund Balance                                                           0.00
        (iii)Draws for Certificate Distributions                                                      0.00
        (iv) Excess Interest Deposited                                                                0.00
        (v)  Reserve Fund Release                                                                     0.00
        (vi) Ending Reserve Fund Balance                                                              0.00

     (C)Letter of Credit (if applicable)
        (i)  Beginning LC Balance                                                            18,000,000.00
        (ii) Draw on LC for Interest Distribution                                                                    -
        (iii)Draw on LC for Principal Distribution                                                                   -
             Ending Balance                                                                  18,000,000.00


VII. CERTIFICATE DISTRIBUTIONS

     (A)Senior Certificates - Interest

        (i)  Class A1
                                Pass-Through Rate                                                    6.53%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 763,530.72
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 763,530.72
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                             $ 3.36

        (ii) Class A2
                                Pass-Through Rate                                                    0.00%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                               $ -
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                          $ -
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ -

        (iii)Class A3
                                Pass-Through Rate                                                    0.00%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                               $ -
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                          $ -
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ -

        (iv) Class A4
                                Pass-Through Rate                                                    0.00%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                               $ -
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                          $ -
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                                $ -

     (B)Subordinate Certificates - Interest

        (i)  Class M1
                                Pass-Through Rate                                                    6.81%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 136,483.75
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 136,483.75
                                Ending Carryover Balance                                               $ -
                                Interest Paid Per $1000                                             $ 5.68


        (ii) Class M2
                                Pass-Through Rate                                                    7.31%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                       $ 91,563.84
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                  $ 91,563.84
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 6.09


        (iii)Class B1
                                Pass-Through Rate                                                    7.76%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                      $ 106,926.33
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                 $ 106,926.33
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 6.47

        (iv) Class B2
                                Pass-Through Rate                                                    8.72%
                                Beginning Carryover Interest                                           $ -
                                Current Interest Accrual                                       $ 87,381.67
                                Current Carryover Interest Accrual                                     $ -
                                Interest Paid                                                  $ 87,381.67
                                Ending Carryover Balance                                               $ -
                                Beginning Carryover Writedown Interest                                 $ -
                                Current Writedown Interest                                             $ -
                                Current Carryover Writedown Interest Accrual                           $ -
                                Writedown interest Paid                                                $ -
                                Ending Carryover Writedown Interest                                    $ -
                                Interest Paid Per $1000                                             $ 7.27


     (C)Senior Certificates - Principal

        (i)  Class A1
                                Initial Certificate Balance                                 226,969,000.00
                                Initial Certificate Percentage                                      75.50%
                                Beginning Certificate Balance                               140,311,924.69
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                       140,311,924.69
                                Current Principal Paid                                        1,310,015.56
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                  139,001,909.14
                                Ending Pool Factor                                                  67.27%
                                Principal Paid per $1000                                              9.34
                                Total Class Distribution                                      1,310,015.56

        (ii) Class A2
                                Initial Certificate Balance                                           0.00
                                Initial Certificate Percentage                                       0.00%
                                Beginning Certificate Balance                                         0.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                                 0.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                            0.00
                                Ending Pool Factor                                                   0.00%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00

        (iii)Class A3
                                Initial Certificate Balance                                           0.00
                                Initial Certificate Percentage                                       0.00%
                                Beginning Certificate Balance                                         0.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                                 0.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                            0.00
                                Ending Pool Factor                                                   0.00%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00

        (iv) Class A4
                                Initial Certificate Balance                                           0.00
                                Initial Certificate Percentage                                       0.00%
                                Beginning Certificate Balance                                         0.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                                 0.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                            0.00
                                Ending Pool Factor                                                   0.00%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00

     (D)Subordinate Certificates - Principal

        (i)  Class M1
                                Initial Certificate Balance                                  24,050,000.00
                                Initial Certificate Percentage                                       8.00%
                                Beginning Certificate Balance                                24,050,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                        24,050,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Accelerated Principal Distribution                                    0.00
                                Ending Certificate Balance                                   24,050,000.00
                                Ending Pool Factor                                                  11.64%
                                Principal Paid per $1000                                              0.00
                                Total Class Distribution                                              0.00


        (ii) Class M2
                                Initial Certificate Balance                                  15,031,000.00
                                Initial Certificate Percentage                                       5.00%
                                Beginning Certificate Balance                                15,031,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                        15,031,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns             15,031,000.00
                                Ending Pool Factor                                                   7.27%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00


        (iii)Class B1
                                Initial Certificate Balance                                  16,535,000.00
                                Initial Certificate Percentage                                       5.50%
                                Beginning Certificate Balance                                16,535,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                        16,535,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns             16,535,000.00
                                Ending Pool Factor                                                   8.00%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00

        (iv) Class B2
                                Initial Certificate Balance                                  12,025,000.00
                                Initial Certificate Percentage                                       4.00%
                                Beginning Certificate Balance                                12,025,000.00
                                Shortfall Carryover                                                   0.00
                                Current Principal Due                                        12,025,000.00
                                Current Principal Paid                                                0.00
                                Ending Principal Shortfall                                            0.00
                                Ending Certificate Balance- Excluding Writedowns             12,025,000.00
                                Ending Pool Factor                                                   5.82%
                                Principal Paid per $1000                                              0.00
                                Beginning Outstanding Writedown                                       0.00
                                Current Writedown/Writeup                                             0.00
                                Ending Certificate Balance- Including Writedowns                      0.00
                                Total Class Distribution                                              0.00

     (E)Total Certificate Balances
                                                                    Beg of Period                   End of Period
        (i)  Aggregate Balance of Certificates                    $ 207,952,924.69            $ 206,642,909.14
        (ii) Total Certificate Pool Factor                           70.5858337%                 70.1411728%


VIII.DELINQUENCY INFORMATION

                                                                       Percent of               Percent of
     Delinquent Receivables at End of Due Period :Scheduled Balance  Pool Balance       Units  Total Units
                                                  -----------------  ------------       -----  -----------
        30-59 Days Delinquent                     $ 22,004,939.49          10.56%         661       10.26%
        60-89 Days Delinquent                     $ 13,752,523.16           6.60%         428        6.64%
        90 Days or More Delinquent                $ 32,584,755.12          15.64%         974       15.12%
        Homes Repossessed or Foreclosed Upon      $ 12,246,827.09           5.88%         356        5.53%



IX.  REPURCHASED CONTRACTS

     (A)Repurchased Contracts -  Breach of Rep or Warranty

        (i)  Beginning Cumulative Repurchased Contracts since cutoff                          $ 106,949.91
        (ii) Number of Contracts repurchased this period                                                 -
        (iii)Repurchase Price of Contracts this period                                                 $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                             $ 106,949.91

     (B)Repurchased Contracts -  Delinquent Loans
        (i)  Beginning Cumulative Repurchased Contracts since cutoff                        $13,643,684.70
        (ii) Number of Contracts repurchased this period                                                 -
        (iii)Repurchase Price of Contracts this period                                                 $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                            13,643,684.70

X.   REPOSSESSION / LOSS INFORMATION
                                                                                  Units     Scheduled Balance
             Beginning Repossession Inventory                                      386        $13,126,513.50
             Repossessions Incurred                                                 79        $ 2,442,951.83
             Less Repurchase of Delinquent Loans                                     0                 $ -
             Less Repossessions Sold                                               109        $ 3,322,638.24
                                                                                  =====    ==================
                                                                                  =====    ==================
             Ending Repossession Inventory                                         356        $12,246,827.09

             Principal Balance of Repossessions Liquidated                                    $ 3,322,638.24
                  Liquidation Proceeds Attributable to Principal                                $ 668,163.23
                                                                                              -------------
                                                                                              -------------
                       Principal Loss on Liquidation of Repo                                  $ 2,654,475.01
             Reimbursement to Servicer for Liquidation Expense                                  $ 293,979.47
             Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                              -------------
                                                                                              -------------
             Net Liquidation Loss (Realized Loss)                                             $ 2,948,454.48

        Recoveries
             Liquidation Proceeds Attributable to Interest                                      $ 107,299.01
             Liquidation Proceeds Attributable to Principal                                     $ 668,163.23
             Recoveries for Previously Liquidated Contracts                                            $ -
                                                                                              -------------
                                                                                              -------------
             Total Recoveries                                                                   $ 775,462.24
             Recovery Percentage of Principal Balance of Repossessions Liquidated                  23%

XI.  TRIGGERS

        Has the Crossover Date Occurred?                                              NO

             Where the Current Distribution Date of                                02/15/02
             is greater than the Earliest Crossover Date of                        02/28/03
                                And
             Subordinated Certificates Beginning Principal Balance of            67,641,000.00
             plus the Current Overcollateralization Amount of                     1,672,920.13
             divided by the Current Beginning Pool Principal Balance of         212,128,643.51
                                                                                  ------------
                                                                                  ------------
             Equals                                                                 32.68%
                                                                                  ------------
                                                                                  ------------
                                And is greater than the:
             Subordinated Initital Certificates Percentage of                       14.50%
             multiplied by the
             Percentage (as Percent of Initial Class Subordination Percentage)       175%
                                                                                  ------------
                                                                                  ------------
             Equals                                                                 25.38%
                                                                                  ------------

        Principal Distribution Tests:                             Actual Ratio     Test Ratio    Result
                                                                  Over 60 Days Delinquent
                                                                  -------------------------------------
                                                                  -------------------------------------
             Current Mo                                                    28.12%
             1st Preceding Mo                                              29.07%
             2nd Preceding Mo                                              28.57%
             Average 60 Day Delinquency Ratio:                             28.59%    5.00%        FAIL

                                                                  Over 30 Days Delinquent
                                                                  ----------------------------
             Current Mo                                                    38.69%
             1st Preceding Mo                                              40.59%
             2nd Preceding Mo                                              39.37%
             Average 30 Day Delinquency Ratio:                             39.55%    7.00%        FAIL

                                                                               Net Liquidation Losses
                                                  Ending Pool Bal                (Realized Losses)
                                                  ----------------                ------------
             Current Mo                            208,315,829.27                     2,948,454.48
             1st Preceding Mo                      212,128,643.51                     2,482,440.90
             2nd Preceding Mo                      214,557,181.33                     1,553,385.10
                                                -----------------------------------------------------------
                                Total              635,001,654.11                 6,984,280.48
                                                -----------------------------------------------------------
                                Divided by                      3
                                                -------------------
                                Average            211,667,218.04



             Sum of last 3 months of Losses                          6,984,280.48
             Divided by 3 month average of Pool Balance            211,667,218.04
             Annualized  (multiply by 4)                                        4
             Current Realized Loss Ratio:                                  13.20%       2.75%     FAIL



             Beginning Cumulative Realized Losses                   26,402,113.51
             Net Liquidation Losses (Realized Losses)                2,948,454.48
                                                                  ----------------
                                                                  ----------------
             Ending Cumulative Realized Losses                      29,350,567.99
             Divided by Initial Pool Principal Balance             300,623,237.84
             Cumulative Realized Loss Ratio:                                9.76%       7.00%     FAIL


        Should Principal Be Distributed to the Subordinated Certificates?                          NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________   DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance